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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 10, 2006
                                                          --------------

                             SECURED SERVICES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                 001-12536                    11-2964894
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(STATE OR OTHER JURISDICTION       (COMMISSION                 (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)

                      11490 COMMERCE PARK DRIVE, SUITE 240
                             RESTON, VIRGINIA 20191
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (703) 476-7127
                                                           --------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS;

         (b) - (d) On March 10, 2006, at a duly called meeting of the Board of Directors of Secured Services, Inc., the Board (i) announced the resignation of Shawn Kreloff from the Board, effective January 24, 2006, and (ii) increased its size from seven to nine members and filled one of two newly created vacancies by appointing Michel Amsalem as a new member, effective immediately on the meeting date.

         The business experience and qualifications of Michel Amsalem are as follows:

         MICHEL AMSALEM, age 58, is, since September 2001, the Founder and President of Midsummer Capital LLC, the investment manager of the Midsummer group of funds/investment partnerships. The Midsummer funds specialize in direct investments in small and mid-size high growth listed companies. In addition to his duties at Midsummer, Mr. Amsalem also teaches as an adjunct professor in the Executive MBA Program at Columbia University and serves as a Director for The Hartville Group, Inc. (OTCBB:HTVL). Prior that, from 1999 to 2001, he was a Managing Director and Partner of Omicron Capital, LLC, the investment advisor of a group of funds with an investment strategy similar to that of the Midsummer. Mr. Amsalem has over thirty years of experience in the origination, structuring, negotiation and management of investments in complex environments. Prior to his involvement with hedge funds, Mr. Amsalem was successively Founder and Managing Director of Citibank's Structured Finance Department, of Banque Indosuez' Investment Bank for Latin America and Eastern Europe and of Patricof Emerging Markets. Mr. Amsalem graduated from Ecole des Hautes Etudes Commerciales in France, received his MBA from Columbia University and his Doctoral degree from Harvard University Graduate School of Business.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Secured Services, Inc.


Dated:  March 16, 2006                        By:  /s/ Dale Quick
                                                 ----------------------------
                                                 Dale Quick
                                                 Chief Executive Officer